UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 31, 2011

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Waugh Drive, Suite 1000	77007
Houston, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.                    Entry into a Material Definitive Agreement.

On May 31, 2011, Kirby Corporation (“Kirby”) entered into a Credit Agreement with a group of commercial banks (the “Term Loan Agreement”).  The Term Loan Agreement provides for a $540 million five-year unsecured term loan facility with a variable interest rate based on the London Interbank Offered Rate (“LIBOR”) or a base rate calculated with reference to the agent bank’s prime rate, among other factors (the “Base Rate”).  The interest rate spread varies with Kirby’s senior debt rating and is currently 150 basis points over LIBOR or 50 basis points over the Base Rate.  The primary purpose of the term loan facility is to provide financing for Kirby’s pending acquisition of K-Sea Transportation Partners L.P. through a merger with a Kirby subsidiary.  The loan will be funded when the K-Sea merger closes in an amount to be determined based on the final breakdown of the merger consideration between cash and Kirby common stock.  The outstanding balance of the term loan is subject to quarterly amortization in increasing amounts and is prepayable, in whole or in part, without penalty.  The foregoing summary of the terms of the Term Loan Agreement is qualified in its entirety by reference to the copy of the Term Loan Agreement filed as Exhibit 10.1 to this report.

On May 31, 2011, Kirby also entered into a First Amendment to Credit Agreement (the “Amendment”) with a group of commercial banks, amending the Second Amended and Restated Credit Agreement, dated as of November 9, 2010, for Kirby’s $250 million revolving credit facility for the primary purpose of conforming the interest rate spread to the spread provided in the Term Loan Agreement.  The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 10.2 to this report.

Item 9.01.                    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Credit Agreement dated as of May 31, 2011 among Kirby Corporation, Wells Fargo Bank, National Association, as administrative agent, and the banks named therein.

10.2	First Amendment to Credit Agreement dated as of May 31, 2011 among Kirby Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the banks named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRBY CORPORATION
(Registrant)

By:	/s/ David W. Grzebinski
David W. Grzebinski
Executive Vice President
and Chief Financial Officer

Dated:  June 3, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Credit Agreement dated as of May 31, 2011 among Kirby Corporation, Wells Fargo Bank, National Association, as administrative agent, and the banks named therein.

10.2	First Amendment to Credit Agreement dated as of May 31, 2011 among Kirby Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the banks named therein.